                                                       JOINT FILING INFORMATION

Reporting Person:          SOROS FUND MANAGEMENT LLC

Address:                   888 SEVENTH AVENUE
                           33RD FLOOR
                           NEW YORK, NY 10106

Designated Filer:          SOROS FUND MANAGEMENT LLC

Issuer and Symbol:         EXAR CORPORATION (EXAR)

Date of Event
Requiring Statement:       4/23/2014

Signature:                 /s/ Jay Schoenfarber
                           ----------------------------------------------------
                           Jay Schoenfarber, as Deputy General Counsel

Reporting Person:          GEORGE SOROS

Address:                   888 SEVENTH AVENUE
                           33RD FLOOR
                           NEW YORK, NY 10106

Designated Filer:          SOROS FUND MANAGEMENT LLC

Issuer and Symbol:         EXAR CORPORATION (EXAR)

Date of Event
Requiring Statement:       4/23/2014

Signature:                 /s/ Jay Schoenfarber
                           ----------------------------------------------------
                           Jay Schoenfarber, as Attorney-in-Fact

Reporting Person:          ROBERT SOROS

Address:                   888 SEVENTH AVENUE
                           33RD FLOOR
                           NEW YORK, NY 10106

Designated Filer:          SOROS FUND MANAGEMENT LLC

Issuer and Symbol:         EXAR CORPORATION (EXAR)

Date of Event
Requiring Statement:       4/23/2014

Signature:                 /s/ Jay Schoenfarber
                           ----------------------------------------------------
                           Jay Schoenfarber, as Attorney-in-Fact